INVESTOR PRESENTATION JANUARY 2023 Exhibit 99.2

This presentation regarding Destination XL Group, Inc. (“the Company”, “Destination XL”, “DXLG”, “we”, “us” or “our”) is for you to familiarize yourself with the Company. This presentation contains information, statements, beliefs and opinions which are forward-looking, and which reflect current estimates, expectations and projections about future events, referred to herein and which constitute “forward-looking statements” or “forward-looking information” within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact included in this document, regarding our strategy, future operations, financial position, prospects, plans and objectives of management are forward-looking statements. Statements containing the words “could”, “believe”, “expect”, “intend”, “should”, “seek”, “anticipate”, “will”, “positioned”, “project”, “risk”, “plan”, “may”, “estimate” or, in each case, their negative and words of similar meaning are intended to identify forward-looking statements. By their nature, forward-looking statements involve a number of known and unknown risks, uncertainties and assumptions, most of which are difficult to predict and many of which are beyond the Company’s control, concerning, among other things, the global COVID-19 pandemic and its impact on the Company’s results of operations; the impact of rising inflation and the Russian invasion on Ukraine on the global economy; supply chain challenges due to ongoing global supply chain disruption; potential labor shortages; and the Company’s ability to execute on its digital and store strategy and ability to grow its market share, predict customer tastes and fashion trends, forecast sales growth trends and compete successfully in the United States men’s big and tall apparel market, that could cause actual results or events to differ materially from those expressed or implied by the forward-looking statements. These risks, uncertainties and assumptions could adversely affect the outcome and financial effects of the plans and events described herein. In addition, even if the outcome and financial effects of the plans and events described herein are consistent with the forward-looking statements contained in this presentation, those results or developments may not be indicative of results or developments in subsequent periods. Although the Company has attempted to identify important risks and factors that could cause actual actions, events or results to differ materially from those described in forward-looking information, there may be other factors and risks that cause actions, events or results not to be as anticipated, estimated or intended. Forward-looking information contained in this presentation is based on the Company’s current estimates, expectations and projections, which the Company believes are reasonable as of the current date. The Company can give no assurance that these estimates, expectations and projections will prove to have been correct. Given these uncertainties, you should not place undue reliance on these forward-looking statements. All statements contained in this presentation are made only as of the date of this presentation, and the Company undertakes no duty to update this information unless required by law. You are also reminded that during this presentation, certain non-GAAP financial measures, such as Adjusted EBITDA, Adjusted EBITDA margin and free cash flow, may be discussed.  These measures should not be considered an alternative to net income, cash provided by operating activities, or any other measure of financial performance or liquidity presented in accordance with generally accepted accounting principles (GAAP).  These measures are not necessarily comparable to a similarly titled measure of another company.  Please refer to our reconciliations of these discussed figures with the most comparable GAAP measures. The Company has not reconciled forward-looking Adjusted EBITDA and adjusted EBITDA margin to its most directly comparable GAAP measure, as such reconciliation would require unreasonable efforts at this time to estimate and quantify with a reasonable degree of certainty various GAAP components, specifically related to tax items. These components and other factors could materially impact the amount of the future comparable GAAP measure, which may differ significantly from non-GAAP adjusted EBITDA and adjusted EBITDA margin. SAFE HARBOR STATEMENT

WEAR WHAT YOU WANT ℠

“I came into the store stressed out and feeling pretty demeaned by the fact that no-one in the community felt it was worth stocking clothing that could fit someone my size. I left the store feeling respected, understood, and like there was nothing really wrong with me as an individual.” - Thomas; Reno, NV (Customer)

“At DXL, Big + Tall is all we do – and our positioning is in direct contrast to other retailers. The Big + Tall man has largely been ignored by the broader apparel industry. Few brands, fewer styles, and sizing based on someone else’s definition of ‘regular’ limit him every time he tries to find clothing. While most retailers of men’s apparel offer some level of a big and tall assortment to their customers, it is often a single rack or a small sub-department – for no other omni-channel retailer is it their top priority. We trade on the belief that we offer superior fit, assortment, and experience to him, period. We believe this leads to a relationship with our customers that is built on respect, trust, and belonging”. - Harvey Kanter, President and CEO AT DXL, BIG + TALL IS ALL WE DO…

WE EXIST TO PROVIDE THE BIG + TALL MAN WITH THE FREEDOM TO CHOOSE HIS OWN STYLE, SO YOU CAN WEAR WHAT YOU WANT. 6 OUR MISSION ℠

* Source: Coresight Research TAM Model, DXL Consumer Survey, 2022 FY22 expected Sales $540.0m - $545.0m; Adjusted EBITDA 12.5% - 13.5% 7 consecutive quarters of positive comps and double-digit adjusted EBITDA margins Positioned to capitalize on $23B* Big + Tall TAM 69% sales in Stores, 31% sales Digitally Fortress balance sheet (no debt) supports future growth Only exclusively Big + Tall, integrated commerce retailer in men’s apparel. 283 stores - 46 states

THE OPPORTUNITY

big + tall men’s apparel is A highly fragmented $23B MARKET. growing faster THAN THE OVERALL Men’s MARKET The pandemic accelerated weight gain among American men. ~39M American men are Big + Tall Affluent (income $100K+) Big + Tall men spend $7.4B per year on apparel 70%+ of adult men 20+ are considered overweight, 40%+ obese (BMI 30+) Yet the Big + Tall man remains under-served… Big + Tall apparel market will grow 3-4% vs. total men’s apparel at 2-3% over next 5 years #2A4158 #597387 #958A56 #AA6A47 Source: Coresight Research TAM Model, DXL Consumer Survey, 2022 9

THE DXL ADVANTAGE

DXL’S BIG + TALL BRAND POSITION IS DEFENDED BY A MOAT OUR PROPRIETARY FIT We are different because our fit is different. Our merchandise is designed and crafted only for the Big + Tall customer BROADEST & MOST EXCLUSIVE MERCHANDISE ASSORTMENT Broad, highly-curated, head-to-toe selection; over 5,000+ styles, 100 brands across all price points, and exclusive offerings not available anywhere else UNRIVALED CUSTOMER EXPERIENCE Relationships are built through respect, value, and trust to empower our customers, build confidence, and create a sense of belonging and inclusion INTEGRATED DIGITAL & RETAIL COMMERCE CAPABILITIES Digitally-driven eCommerce and Marketplace presence, coupled with a national brick-and-mortar portfolio that delivers differentiated big + tall one-stop shopping experiences STRATEGIC APPROACH TO GLOBAL SOURCING We approach sourcing with a strategic vision prioritizing geographic diversity and leveraging long-established relationships with factories that can produce big + tall STRONGEST FINANCIAL FOUNDATION IN OUR HISTORY Strong Balance Sheet, Debt-free, significant Free Cash Flow, Borrowing capacity to invest in growth initiatives 11

#22272C #2A4158 #597387 #958A56 #AA6A47 #595959 12

WE ARE THE FIT EXPERTS, BAR NONE DXL provides a unique fit and highly differentiated products for Big + Tall customers What We Do What It Means TECHNICAL EXPERTISE Proprietary fit specifications, rather than simply “sizing up” regular sizes Clothes that fit our guy the right way. Return rate of only 8%. STRATEGIC SOURCING RELATIONSHIPS Expert Manufacturer and factory partnerships with superior equipment across a broad geography 17 manufacturers with 34 factories across 8 countries. Less than 10% of own brands sourced from China. CUSTOMER + INDUSTRY RECOGNITION For competitors, Big + Tall is often just a section – for DXL, it’s all we do Exclusive brands and collections that can’t be found anywhere else. UNIQUELY DEFENDABLE Competitors lack our technical capabilities and expertise, resulting in inconsistent sizing and fit results Deep moat that supports expansion of gross margins, from 43.1% in 2019 to 49.5% in 2021.

5,000+ STYLES SIZES FROM 36” – 70” WAIST AND XL TO 8XL/8XLT 100+ NATIONAL BRANDS (45% of DXL Sales) 81% Casual Sportswear 15% Tailored Clothing 4% Footwear DXL OWN BRANDS DXL offers a breadth of assortment focused on providing the Big + Tall consumer with one-stop shopping and head-to-toe outfitting for any occasion – from casual to formal, from value-priced essentials to high-end designers. THE DXL ASSORTMENT IS UNRIVALED IN THE MARKET 14

#22272C #2A4158 #597387 #958A56 #AA6A47 #595959 EXCLUSIVE NATIONAL BRANDS AND EXCLUSIVE COLLECTIONS ONLY AT DXL 15 EXCLUSIVE BRANDS EXCLUSIVE COLLECTIONS

THE DXL STORE EXPERIENCE SHOWCASES OUR BRAND, ASSORTMENT AND FIT WITH A SERVICE LEVEL THAT SETS US APART Certified Fit Experts • High Standards of Service • NPS of 77

Exponentially Accelerated Growth Post-Pandemic Sales and Adjusted EBITDA** Adjusted EBITDA (in thousands) Sales (in thousands) The above graph excludes results for Fiscal 2020 due to COVID pandemic and its material impact on results. *Fiscal 2022 is based on the mid-point of the Company’s current public guidance of Sales of $540.0-$545.0M and Adjusted EBITDA of 12.5%-13.5%. **Adjusted EBITDA is a non-GAAP measure, see Appendix for a reconciliation of this non-GAAP measure. ADJ. EBITDA CAGR 20.3% (2013-2019) ADJ. EBITDA CAGR 44.2% (2019-2022) 17

FISCAL 2019 FISCAL 2020 FISCAL 2021 FISCAL 2022 FORECAST Sales $474.0M $318.9M $505.0M $540.0 - $545.0M Margin Percent 43.1% 32.9% 49.5% SG&A Percent 38.1% 40.5% 34.2% Net Income (Loss) $(10.2)M $(64.5)M $56.7M Adjusted EBITDA Margin* 5.0% (7.6%) 15.2% 12.5% - 13.5% The operating cost structure in fiscal 2021 was extremely low, given that we were just coming out of the pandemic, and was not sustainable to support our sales growth. However, we have substantially improved our operating cost structure when compared against fiscal 2019, the last normalized year before the pandemic. *Adjusted EBITDA is a non-GAAP measure, see Appendix for a reconciliation of this non-GAAP measure. 18 Sales growth, operating cost restructuring, and brand repositioning dramatically improved profitability and financial position Exponentially Accelerated Growth Post-Pandemic

DXL is in the strongest financial position in the history of the company No debt and an improved cash position. Since the third quarter of fiscal 2019, we have improved our inventory turn by over 30%. This solid financial position will enable us to invest in our growth initiatives. (IN MILLIONS) FISCAL 2019 FISCAL 2020 FISCAL 2021 AS OF OCTOBER 29, 2022 Cash $4.3 $19.0 $15.5 $23.5 Total Debt $54.1 $74.3 - - Borrowing Availability $48.5 $11.5 $68.9 $90.2 Inventory $102.4 $85.0 $81.8 $106.8 Inventory Turnover Improvement >30% improvement from Q3’FY19 Cash Flow from Operations $15.8 $(1.2) $75.5 $30.2 Free Cash Flow $2.4 $(5.5) $70.3 $22.3 Free Cash Flow is a non-GAAP measure, see Appendix for a reconciliation of this non-GAAP measure. 19

Differentiated and Defendable Brand Position Deep “Experience Based” Customer Relationships Material Store Unit Growth Opportunities Digital Commerce Transformation Driving Greater Integrated Commerce COMPELLING RUNWAY FOR FUTURE GROWTH

BRAND POSITIONING Driven by product and presentation, not price Clear, impactful messaging to drive awareness and create deeper customer connections Multi-touch campaign across all marketing channels Spring 2023 reveal + full-year continuation REPOSITIONING VERSUS THE COMPETITION Rightfully + boldly claim industry leadership position Leverage singular Big + Tall consumer focus throughout the entire organization Build upon foundational, ownable + defendable differentiators AMPLIFYING THE DXL DIFFERENCE Fit Expertise: Industry-leading expertise on Big + Tall sizing, offering fit that can’t be found anywhere else Quality: The highest standards of construction + quality built solely for the Big + Tall consumer Brands: Broadest + deepest assortment of national + own brands, many of which are exclusive Style Options: Curated collection of brands and products that deliver style options for almost every occasion Experience: An elevated level of service focused on delivering an unparalleled customer experience The DXL Brand story is incredibly relevant for today’s customer DXL’s positioning builds relationships through personalized messaging + interactions that drive brand affinity.

LOYALTY PROGRAM Recognize, incent, + activate top customers via an Acquire → Migrate → Retain program focus Newly revitalized program rewards deeper interactions + delivers truly differentiated benefits by tier Relaunched in late Q3, with visible early impacts among top customer tiers USER GENERATED CONTENT Represent actual customers – not just models – prominently across all marketing materials + consumer touchpoints Create a sense of community through diverse and realistic customer representation in terms of size, age, ethnicity, + style CUSTOMER DATA PLATFORM (CDP) Drive a deeper understanding of customer behaviors and preferences, with an analytics and activation-based mindset Leverage multiple data sources and insights to unlock mass personalization at scale via dynamic content + messaging Currently under development + targeted to launch in early 2023 CONSUMER TOUCHPOINTS Engage with + meet the customer where they are across multiple platforms of their choosing Optimize + deliver relevant, differentiated experiences through E-mail, Web, Mobile App, and SMS/Texting platforms Eliminate friction points from the customer journey – while recognizing customers + experiences as both unique + valuable The DXL experience builds customer relationships The Big + Tall customer is at the very core of all that DXL does - with a constant focus on recognizing, representing, understanding, + engaging with an underserved consumer on his terms.

STORE OPPORTUNITIES AND DEVELOPMENT WILL DRIVE GROWTH

We have identified three distinct cohorts which represent opportunities to grow and enhance our store portfolio by driving greater levels of traffic, improved conversion and higher average order value:

	WHITE SPACE MARKETS	CASUAL MALE STORES	DXL STORE REMODEL
	There are undeveloped pockets of the country that have meaningful trade areas and an addressable big + tall market with no DXL presence.	Our legacy Casual Male portfolio can leverage the DXL brand to drive greater store productivity by converting-in-place our existing stores.	Certain stores withing our existing DXL fleet will be optimized to better reflect the DXL brand message through a combination of exterior and interior remodel projects.
Est. Unit Opportunity	50	30	50
Avg. Square Feet	6,500	3,300	9,200
Current Sales psf	n/a	$220	$250
Growth Expectations	n/a	27%	15%
Future Sales psf	$240	$280	$288

23

DXL BIG + TALL

Store Growth & Development financials are Improving We believe there is opportunity to grow our store portfolio by up to 50 new stores in whitespace markets in the next few years. We also believe up to 80 existing CMXL and DXL stores will become more productive through our remodel strategy. We expect a meaningful lift in Sales per square foot and a healthy return on invested capital. WHITE SPACE STORES CMXL STORES DXL REMODEL STORES Full Store Incremental * Incremental * $(000s) % Sq. Ft $(000s) % Sq. Ft $(000s) % Sq. Ft Sales $1,560 100% $240 $198 100% $60 $349 100% $38 4-Wall Cash Flow $339 22% $52 $80 40% $24 $126 36% $14 CAPEX, TI, Inventory $881 $136 $146 $44 $260 $28 Payback 3.0 1.8 2.1 Sales to invested capital 1.8 1.4 1.3 IRR 10-Yr 30% 45% 40% * Incremental refers to the expected lift on top of the legacy Casual Male XL or legacy DXL store. 24

EVOLUTION OF DXL WEBSITE AND APP Increased focus on delivering a consistently superior integrated commerce experience, giving our customer the freedom to shop anywhere, anytime, on any device with ease. NEW TECHNOLOGY INVESTMENTS Web and app platform enhancements enable greater personalization and improved shopping experiences, product guidance, and fit confidence. PERFORMANCE MARKETING ADVANCEMENT Increased usage of customer-centric analytics to invest behind top performing activities across the marketing funnel. MARKETPLACE EXPANSION Exclusively designed product driving customer acquisition and trial. Excellent growth during fiscal 2022, with expectations of further growth and development of our marketplace offering in the coming years. Our direct business now represents over 30% of our business and we believe we can further grow our direct business through: DIGITAL TRANSFORMATION INITIATIVES HAVE SUCCESSFULLY RE-POSITIONED DXLG ACROSS COMMERCE 25 (in thousands)

APPENDIX Actual Results through Q3 Fiscal 2022 Actual Results Fiscal 2021 Non-GAAP Reconciliations

YTD Q3 FY 2022 Results Highlights: (1) Results for the first nine months of fiscal 2022 includes a tax benefit related to the release of $33.5 million, or $0.50 per diluted share, of the valuation allowance against the deferred tax assets. Adjusted EBITDA, Adjusted EBITDA margin and Free Cash Flow are non-GAAP measure, see “Non-GAAP Financial Measures” for a discussion of such non-GAAP measures. 27

At the end of fiscal 2013, we established a full valuation allowance against our net deferred tax assets, which consist primarily of net operating loss carryforwards. During the first nine months of fiscal 2022, we released $33.5M of our valuation allowance, remaining allowance is $2.4M. The below gross net operating losses remain available to offset future taxable income, reducing cash tax payments Fiscal 2021 effective tax rate of just 1.6%, as compared to statutory rate of approximately 26.0% NET OPERATING LOSS CARRYFORWARDS We have significant net operating loss carryforwards that can be used to offset future taxable income, resulting in low cash tax payments 1NOLs expire over the following timeframe: Federal 2028-2037, State 2028-2041, Foreign 2025-2041 As of January 29, 2022 (in Millions) SUBJECT TO EXPIRATION NO EXPIRATION TOTAL Federal NOLs $100.7 $43.1 $143.8 State NOLs 90.0 - 90.0 Foreign NOLs 5.3 - 5.3 28

NON-GAAP FINANCIAL MEASURES (1) Results for the first nine months of fiscal 2022 includes a tax benefit related to the release of $33.5 million, or $0.50 per diluted share, of the valuation allowance against the deferred tax assets.

NON-GAAP FINANCIAL MEASURES 30

NON-GAAP FINANCIAL MEASURES * The Company has not reconciled forward-looking adjusted EBITDA for fiscal 2022 because it would require unreasonable efforts at this time to estimate and quantify with a reasonable degree of certainty various necessary GAAP components, specifically related to tax items due to the reversal of the valuation allowance in fiscal 2022. 31

BUILDING BIG IMPACTS To develop targeted ESG initiatives, we are establishing baselines across our operations for Scope 1 and 2 emissions, energy use and much more. These measurements will allow us to build a strong ESG foundation that we can scale through our supply chain relationships. With this first disclosure, we are identifying opportunities for improvement, staying ahead of changing regulations and starting our ESG journey with full transparency. Measurement Summary for FY 2021 (Full Data Report) BENCHMARKING FUTURE ESG SUCCESS 32